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                                                                 EXHIBIT 10.7(c)




                       FIRST AMENDMENT TO LEASE AGREEMENT

     This is the First Amendment ("Amendment") to the Lease Agreement ("Lease Agreement") made and entered into by and between Plaza Del Oro Business Center and Introgen Therapeutics, Inc. with an effective date of June 7, 1996.

     For $10.00 and other good and valuable consideration, including exercise by Tenant of its initial six month option to extend, Landlord and Tenant agree to amend the Lease Agreement by adding the following language at the end of subparagraph O of Article II of the Lease after the sentence ending with the word "hereunder":

     Provided that Tenant exercises its first option to extend for a six month period as provided above, Tenant is hereby granted a second option to extend the term of this Lease for an additional six month period (the "Second Extension Term") upon the same terms and conditions as herein contained, provided, Tenant gives Landlord written notice of Tenant's election to extend its option for the Second Extension Term at least sixty days prior to the expiration of the initial extended term. Further, provided that Tenant has exercised its options for the initial extended term and for the Second Extension Term, Tenant is hereby granted an option to extend the term of this Lease for an additional six month period (the "Third Extension Term") upon the same terms and conditions as herein contained, provided, Tenant gives Landlord written notice of Tenant's election to exercise its option for a Third Extension Term at least sixty days prior to the expiration of the Second Extension Term. The rental to be paid for each of the three six month extended terms shall be an amount equal to the rental to be paid for the initial term hereunder.

     Except as herein amended, the Lease Agreement shall remain in full force and effect. Landlord confirms that Tenant has timely exercised its option for the initial six month extension term.

     Executed to be effective as of the 9 day of May, 1997.

                                                  SAM H. HAWKINS, dba
                                                  PLAZA DEL ORO BUSINESS CENTER


                                                  By: /s/ SAM H. HAWKINS
                                                      --------------------------
                                                      Sam H. Hawkins


                                                  INTROGEN THERAPEUTICS, INC.


                                                  By: /s/ DAVID ENLOE
                                                      --------------------------
                                                  Name: David Enloe
                                                        ------------------------
                                                  Title: VP-Administration
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